UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

                                  CENTREX, INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No  fee  required.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transactions  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                                  CENTREX, INC.
                            9202 SOUTH TOLEDO AVENUE
                              TULSA, OKLAHOMA 74137
                            TELEPHONE (918) 494-2880

                                February 27, 2005

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 1, 2005, that our director has recommended, and that the holder of the majority of our voting stock intends to vote in favor of resolutions on March 19, 2005, which will accomplish the following:

     1. Approve the merger of Centrex, Inc. with and into Centrex Technologies, Inc., a newly formed Nevada corporation;

     2. Change our domicile from Oklahoma to Nevada by means of a merger of Centrex, Inc. with and into Centrex Technologies, Inc., a newly formed Nevada corporation;

     3. Approve the change in our name from "Centrex, Inc." to "Centrex Technologies, Inc." following the merger and change in domicile;

     4. Elect the sole director of Centrex Technologies, Inc., the surviving Nevada corporation;

     5. Approve the change in par value of our common and preferred stock from $0.001 per share to $0.00001 per share under the articles of incorporation of Centrex Technologies, Inc., the surviving Nevada corporation, which will govern us following the merger and change in domicile;

     6. Approve an increase in our authorized common stock from 250,000,000 shares to 2,900,000,000 shares under the articles of incorporation of the surviving Nevada corporation, which will replace the current articles of incorporation of Centrex, Inc., an Oklahoma corporation;

     7. Approve an increase in our authorized preferred stock from 5,000,000 shares to 300,000,000 shares under the articles of incorporation of the surviving Nevada corporation, which will replace the current articles of incorporation of Centrex, Inc., an Oklahoma corporation;

     8. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     9.     Approve the following Centrex, Inc. Stock Plans (the 'Stock Plans"):

          (a) Stock Plan adopted by our directors on July 2, 2004, with 13,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (b) Stock Plan adopted by our directors on August 30, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (c) Stock Plan for the Year 2005, adopted by our directors on January 11, 2005 with 79,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     The sole director will submit a proposal to change the state of incorporation of Centrex, Inc. from Oklahoma to Nevada. If approved by at least a majority of our outstanding stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Oklahoma to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for Centrex, Inc., which will govern us under Nevada law. We will also change our name from "Centrex, Inc." to "Centrex Technologies, Inc." following the merger and change of domicile. If approved by the majority stockholder and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about June 30, 2005 or as soon as practicable after the meeting.

     The change in domicile will be accomplished by means of a merger of Centrex, Inc. with and into Centrex Technologies, Inc., a newly formed Nevada corporation. The sole purpose of the merger is to change our state of domicile. The merger would not involve any change in the business, properties, management or capital structure of Centrex, Inc., except as otherwise set forth herein. The Nevada charter documents will replace our current articles of incorporation and bylaws.

     The matters to be voted on by our majority stockholder have great significance to all of our stockholders because, if approved, Centrex, Inc. would relocate its domicile of incorporation to the State of Nevada and be governed by the Nevada charter documents. This could result in the change of stockholder rights of our current stockholders. Stockholders are urged to carefully consider the information presented in this information statement.

     The change of domicile is intended, among other things, to enable us to take advantage of the flexibility of corporate law in Nevada.

     Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding stockholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of Centrex, Inc. or our stockholders.

     For a summary of the principal income tax consequences of the change of domicile to United States stockholders and Centrex, Inc., see "Federal Income Tax Considerations" contained in the accompanying information statement.

     As of the record date, 187,639,794 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. We have a consenting stockholder, Jeffrey W. Flannery, our chief executive officer, chief financial officer and chairman of the board of directors, who holds no shares of our common stock. However, Mr. Flannery does hold 300,000 shares of our Series A preferred stock, 4,000,000 shares of our Series B preferred stock and 600,000 shares of our Series C preferred stock.

     Each share of our common stock is entitled to one vote on all matters brought before the stockholders. Pursuant to the certificate of designation establishing Series A, B and C preferred stock, each share of our currently issued and outstanding Series A, Series B and Series C preferred stock may be converted into one fully paid and nonassessable share of our common stock. The shares of the Series A preferred stock have no voting rights on any matters submitted to the vote of the holders of our stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 50. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series C preferred stock held by such holder multiplied by 200.

     Therefore, Mr. Flannery will have the power to vote 320,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Flannery will vote in favor of the merger, for the change in domicile, for the change in our name, to elect the sole director, to reduce the par value of our common and preferred shares, to approve the increase in the authorized common and preferred stock under the articles of incorporation which will govern us following the merger and change in domicile, for the grant of the discretionary authority to our board to implement a reverse stock split, and for the approval of the Stock Plans. Mr. Flannery has the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     If the change of domicile is completed, our stockholders will not be required to surrender their current certificates representing common or preferred stock in exchange for certificates representing the appropriate number of shares of Centrex Technologies, Inc., as a Nevada corporation.

     The information statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

     For the reasons set forth in the information statement, the sole director believes that the proposed change of domicile is in the best interests of Centrex, Inc. and all of our stockholders.

     We appreciate your continued interest in Centrex, Inc.

                                             Very truly yours,


                                             /s/ Jeffrey W. Flannery,

                                             Jeffrey W. Flannery
                                             CEO and Chairman

                                     CENTREX, INC.
                               9202 SOUTH TOLEDO AVENUE
                                 TULSA, OKLAHOMA 74137
                               TELEPHONE (918) 494-2880

                                 INFORMATION STATEMENT

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     This information statement is furnished to the holders of record at the close of business on February 1, 2005, the record date, of the outstanding common stock of Centrex, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an action that the holder of the majority of the votes of our stock intends to take by written consent on March 19, 2005, which will accomplish the following:

     1. Approve the merger of Centrex, Inc. with and into Centrex Technologies, Inc., a newly formed Nevada corporation;

     2. Change our domicile from Oklahoma to Nevada by means of a merger of Centrex, Inc. with and into Centrex Technologies, Inc., a newly formed Nevada corporation;

     3. Approve the change in our name from "Centrex, Inc." to "Centrex Technologies, Inc." following the merger and change in domicile;

     4. Elect the sole director of Centrex Technologies, Inc., the surviving Nevada corporation;

     5. Approve the change in par value of our common and preferred stock from $0.001 per share to $0.00001 per share under the articles of incorporation of Centrex Technologies, Inc., the surviving Nevada corporation, which will govern us following the merger and change in domicile;

     6. Approve an increase in our authorized common stock from 250,000,000 shares to 2,900,000,000 shares under the articles of incorporation of the surviving Nevada corporation, which will replace the current articles of incorporation of Centrex, Inc., an Oklahoma corporation;

     7. Approve an increase in our authorized preferred stock from 5,000,000 shares to 300,000,000 shares under the articles of incorporation of the surviving Nevada corporation, which will replace the current articles of incorporation of Centrex, Inc., an Oklahoma corporation;

     8. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     9.     Approve the following Centrex, Inc. Stock Plans (the 'Stock Plans"):

          (a) Stock Plan adopted by our directors on July 2, 2004, with 13,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (b) Stock Plan adopted by our directors on August 30, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (c) Stock Plan for the Year 2005, adopted by our directors on January 11, 2005 with 79,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on February 1, 2005 as the record date for determining the stockholders entitled to notice of the above noted action. The approvals of the merger (Proposal 1) and of the change in domicile (Proposal 2) require the affirmative vote of the majority of shares entitled to vote thereon. The approvals of the change in our name (Proposal 3); of the change in the par value of our common and preferred stock (Proposal 5), of the increase in the authorized common stock (Proposal 6); of the increase in the authorized preferred stock (Proposal 7); of the grant of authority to the board of directors with respect to the reverse split (Proposal 8); and of the Stock Plans (Proposal 9) require the affirmative vote of the majority of shares once a quorum is present and voting. The Directors are elected by a plurality of the votes of the shares entitled to vote on the election of directors. The nominee receiving the greatest number of votes cast by the holders of our stock when a quorum is present and voting will be elected as our sole director (Proposal 4). The quorum necessary to conduct business of the stockholders consists of a majority of the shares of our stock entitled to vote as of the record date.

     As of the record date, 187,639,794 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. We have a consenting stockholder, Jeffrey W. Flannery, our chief executive officer, chief financial officer and chairman of the board of directors, who holds no shares of our common stock. However, Mr. Flannery does hold 300,000 shares of our Series A preferred stock, 4,000,000 shares of our Series B preferred stock and 600,000 shares of our Series C preferred stock.

     Each share of our common stock is entitled to one vote on all matters brought before the stockholders. Pursuant to the certificate of designation establishing Series A, B and C preferred stock, each share of our currently issued and outstanding Series A, Series B and Series C preferred stock may be converted into one fully paid and nonassessable share of our common stock. The shares of the Series A preferred stock have no voting rights on any matters submitted to the vote of the holders of our stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 50. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series C preferred stock held by such holder multiplied by 200.

     Therefore, Mr. Flannery will have the power to vote 320,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Flannery will vote in favor of the merger, for the change in domicile, for the change in our name, to elect the sole director, to reduce the par value of our common and preferred shares, to approve the increase in the authorized common and preferred stock under the articles of incorporation which will govern us following the split, for the grant of the discretionary authority to our sole director to implement a reverse stock split, and for the approval of the Stock Plans. Mr. Flannery has the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     Oklahoma law provides for a right of a stockholder to dissent to the proposed merger and obtain appraisal of or payment for such stockholder's shares. See "Proposal 1 - Dissent Rights of Our Stockholders."

      MERGER OF CENTREX, INC., AN OKLAHOMA CORPORATION, WITH AND INTO CENTREX
                    TECHNOLOGIES, INC., A NEVADA CORPORATION
                                  (PROPOSAL 1)

     At the special meeting, stockholders of Centrex, Inc. common stock will be asked to vote upon the merger of Centrex, Inc. with and into Centrex Technologies, Inc.

     Effective January 31, 2005, our sole director approved the merger proposal and recommended the merger to our stockholders for their approval. A copy of the special resolution authorizing the merger to be voted on by our stockholders is contained in Attachment A. The merger will be consummated pursuant to a plan
                ------------
of merger between Centrex, Inc. with and into Centrex Technologies, Inc., a copy of which is contained in Attachment C (the "Plan of Merger"). Copies of the
                             ------------
articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that Centrex, Inc. will merge into Centrex Technologies, Inc.

     Our sole director recommends a vote "FOR" the merger of Centrex, Inc. with and into Centrex Technologies, Inc. pursuant to the terms set forth in the Plan of Merger. We have summarized the material terms of the Plan of Merger below. This summary is subject to and qualified in its entirety by reference to the text of the Plan of Merger itself. The affirmative vote of the majority of our outstanding shares entitled to vote on the Plan of Merger is necessary for approval of the Plan of Merger.

     The proposed merger will effect a change in the legal domicile of Centrex, Inc. and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our common stock will continue to trade without interruption on the Over the Counter Bulletin Board under a new symbol.

CENTREX TECHNOLOGIES, INC.

     Centrex Technologies, Inc., which will be the surviving corporation, was incorporated under the Nevada Revised Statutes (the "NRS") on January 31, 2005, exclusively for the purpose of merging with Centrex, Inc. Prior to the merger, Centrex Technologies, Inc. will have no material assets or liabilities and will not have carried on any business.

     Centrex Technologies, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Jeffrey W. Flannery, our chief executive officer, chief financial officer and chairman, with only minimal capital. The terms of the merger provide that the currently issued one share of the common stock of Centrex Technologies, Inc. held by Mr. Flannery will be cancelled. As a result, following the merger, our current stockholders will be the only stockholders of the newly merged corporation.

     Centrex Technologies, Inc.'s articles of incorporation and bylaws are substantially identical to the current articles of incorporation and bylaws of Centrex, Inc., except as described in this information statement, the statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the Oklahoma Statutes.

     Copies of Centrex Technologies, Inc.'s articles of incorporation and bylaws are attached to the Plan of Merger. The articles of incorporation and bylaws of Centrex, Inc. and the articles of incorporation and bylaws of

Centrex Technologies, Inc., a Nevada corporation are available for inspection by stockholders of the Company at the principal offices of the Company located at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137, telephone (918) 494-2880.

THE PLAN OF MERGER

     The Plan of Merger provides that Centrex, Inc. will merge with and into Centrex Technologies, Inc., with Centrex Technologies, Inc. becoming the surviving corporation. Centrex Technologies, Inc. will assume all assets and liabilities of Centrex, Inc., including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of Centrex, Inc. will become the historical financial statements of Centrex Technologies, Inc. Total stockholders' equity will be unchanged as a result of the merger and resulting change in domicile.

FILING OF THE ARTICLES OF MERGER

     When the special resolution is passed by the requisite number of holders of the shares of our outstanding stock, we intend to file the Articles of Merger with the Secretaries of State of Nevada and Oklahoma.

EFFECT OF MERGER

     Under the NRS and the Oklahoma Statutes, when the merger takes effect:

- Every other entity that is a constituent entity (in our case, Centrex, Inc., an Oklahoma corporation) merges into the surviving entity (Centrex Technologies, Inc., a Nevada corporation) and the separate existence of every entity except the surviving entity ceases;

- The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

- The surviving entity has all of the liabilities of each other constituent entity;

- A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

- The articles of incorporation of the surviving entity are amended to the extent provided in the Plan of Merger; and

- The stockholders' interests of each constituent entity that are to be converted into stockholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and
     Section  18-1091  of the Oklahoma Statutes dealing with dissenter's rights.

     On the effective date of the merger resulting in our change of domicile, Centrex, Inc. will change its name to "Centrex Technologies, Inc." and be deemed incorporated under the NRS. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Plan of Merger. The following summary describes the material consequences of the change of domicile to our stockholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive. The text of the proposed articles of incorporation and bylaws is included in this information statement as exhibits to the Plan of Merger described in Attachment C. A copy of our current articles
                                   ------------
of incorporation, bylaws, the NRS, and the Oklahoma Statutes will be available for reference by the stockholders of Centrex, Inc. or their legal advisers at our registered office.

DISSENT  RIGHTS  OF  OUR  STOCKHOLDERS

     Under Oklahoma law, our stockholders are entitled, after complying with certain requirements of Oklahoma law, to dissent to the approval of the merger, pursuant to Section 18-1091 of the Oklahoma Statutes and to be paid the "fair value" of their shares of Centrex, Inc. common stock in cash by complying with the procedures set forth in Section 1091, Title 18 of the Oklahoma Statutes, commonly known as the Oklahoma General Corporation Act (the "OGCA").

     Holders of record of Centrex, Inc. common stock will have the right to exercise dissenters' appraisal rights under the OGCA. Pursuant to Section 1091 of the OGCA, holders of record of Centrex, Inc. common stock who object to the Plan of Merger in writing and who follow the procedures prescribed by Section 1091 will be entitled to receive a cash payment equal to the value of the Centrex, Inc. common stock held by them in lieu of receiving the consideration proposed under the Agreement. Set forth below is a summary of the procedures that holders of Centrex, Inc. common stock must follow in order to exercise dissenters' appraisal rights under Section 1091. This summary does not purport to be complete and is qualified in its entirety by reference to Section 1091, a copy of which is contained in Attachment D to this information statement and
                                  ------------
incorporated herein by reference, and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     ANY HOLDER OF CENTREX, INC. COMMON STOCK CONTEMPLATING THE POSSIBILITY OF OBJECTING TO THE MERGER IN WRITING SHOULD CAREFULLY REVIEW THE TEXT OF ATTACHMENT D (PARTICULARLY THE SPECIFIED PROCEDURAL STEPS REQUIRED TO PERFECT
-------------
DISSENTERS' APPRAISAL RIGHTS) AND SHOULD CONSULT AS APPROPRIATE WITH SUCH HOLDER'S LEGAL COUNSEL. DISSENTERS' APPRAISAL RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTION 1091 OF THE OGCA ARE NOT FULLY AND PRECISELY SATISFIED.

     EXERCISE  OF  APPRAISAL  RIGHTS

     A stockholder of Centrex, Inc. who desires to dissent from the merger pursuant to Section 1091 of the OGCA and receive cash payment for his shares must comply with each of the following conditions and requirements:

     1 The stockholder must deliver to Centrex, Inc. before the taking of the vote on the Plan of Merger a written demand for appraisal of the stockholder's shares. The demand should be delivered or mailed in time to arrive before the vote to be taken at the special meeting of the stockholders of Centrex, Inc., to Centrex, Inc. at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137, to the attention of the Corporate Secretary. The written demand must be made in addition to, and separate from, any proxy or vote against adoption and approval of, the Plan of Merger. Neither a proxy vote against, nor a vote at the Centrex, Inc. special meeting against, nor a failure to vote for, nor abstaining from voting on the Plan of Merger will constitute the required written demand.

     2 The stockholder must not vote by proxy or in person in favor of adoption and approval of the Plan of Merger. A stockholder who abstains from voting will not thereby be foreclosed from exercising dissenters' rights. The failure of a stockholder to vote at the Centrex, Inc special meeting will not constitute a waiver of his rights as a dissenting stockholder.

     Within 10 days from the effective time of the merger, we must mail to any stockholder who has complied with the two conditions described above (a "Dissenting Stockholder") written notice that the merger has become effective.

     Within 120 days after the effective time of the merger, either Centrex, Inc. or any Dissenting Stockholder may file a petition with the district court demanding a determination of the value of the stock of all Dissenting Stockholders of Centrex, Inc. represented by the shares of stock owned by the Dissenting Stockholder. Any Dissenting Stockholder may, at any time within 60 days after the effective time of the merger, withdraw the demand for appraisal and accept the terms of the Plan of Merger. Dissenting Stockholders are entitled to receive from us, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Plan of

Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares.

     If such an action is commenced, we would be required to file with the court a certified list containing the names and addresses of all Dissenting Stockholders. If so ordered by the court, the clerk of the court would then give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the Company and to all Dissenting Stockholders. Notice would also be published in a newspaper of general circulation in Oklahoma City, Oklahoma or other publication as the court deems advisable.

     At the hearing, the court would determine the stockholders who have perfected their dissenters' rights and may require them to submit their stock certificates to the court clerk for notation thereon of the tendency of the appraisal proceedings, and may dismiss the proceedings with respect to any Dissenting Stockholder who fails to comply with that order. The court would then, taking into account all relevant factors, determine the fair value of the stock of all of the Dissenting Stockholders of such corporation exclusive of any element of value arising from the accomplishment or expectation of the Plan of Merger, and order its payment to the Dissenting Stockholders, together with a fair rate of interest, if any, to be paid upon such amount. Discovery and other pretrial proceedings would be conducted to the extent permitted by the court in its discretion. Interest may be simple or compound as the court may direct. Court costs would be imposed upon the parties as the court directs. Upon application of any Dissenting Stockholder, the court may order all or a portion of the expenses incurred by any Dissenting Stockholder in connection with the appraisal proceedings, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against all of the shares entitled to an appraisal.

     Any stockholder who has duly demanded appraisal in compliance with Section 1091 of the OGCA will not, after the effective time, be entitled to vote for any purpose the shares of stock subject to such demand or to receive payment of dividends or other distributions with respect to the shares held by such holder, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

     A demand for appraisal must be made by or for and in the name of the stockholder of record, fully and correctly, as such stockholder's name appears on the stockholder's stock certificates. Such demand cannot be made by the beneficial owner if the stockholder does not also hold the shares of record. If the stock is owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, such demand must be executed by the fiduciary. If the stock is owned of record by more than on person, as in a joint tenancy or tenancy in common, such demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner.

     A record owner, such as a broker, who holds stock as a nominee for others, may exercise the right of appraisal with respect to the shares held for all or less than all beneficial owners of shares held by the record owner. In such case, the written demand must set forth the number of shares as to which appraisal is sought. If the number of shares as to which appraisal is sought is not expressly mentioned, the demand will be presumed to cover all shares of stock outstanding in the name of such record owner. Persons whose shares are held by brokers or other nominees and who desire to exercise dissenters' rights of appraisal should consider either (a) arranging to have their shares transferred into their own names of record and making the necessary written demand for appraisal or (b) arranging to have their broker or other nominee, as the case may be, take all of the steps necessary to comply with the applicable statute.

     Stockholders who have elected to dissent are bound by their election unless they withdraw their demand within 60 days after the effective time and may not thereafter withdraw their election and receive common stock of Centrex Technologies, Inc. or cash, as the case may be, without our written consent.

     The foregoing summary does not purport to be a complete statement of the appraisal rights of Dissenting Stockholders, and is qualified in its entirety by reference to the applicable provisions of Section 1091 of the OGCA, which are reproduced in full as Attachment D to this information statement.
                      ------------

     Notices transmitted before the meeting should be addressed to Centrex, Inc., 9202 South Toledo Avenue Tulsa, Oklahoma 74137. Stockholders who vote in favor of the Plan of Merger will be deemed to have waived their dissenter's rights.

TERMINATION OF THE PLAN OF MERGER

     The Plan of Merger may be terminated, notwithstanding stockholder approval, by our director at any time before consummation of the merger, if our director determines that in his judgment the merger does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated, Centrex, Inc. would remain as an Oklahoma corporation.

VOTE REQUIRED

     The Plan of Merger must be approved by the vote of the majority of our outstanding stock entitled to vote thereon.

     The director recommends a vote FOR approval of the merger.

            CHANGE IN STATE OF INCORPORATION FROM OKLAHOMA TO NEVADA
                             ("CHANGE OF DOMICILE")
                                  (PROPOSAL 2)

     At the special meeting, holders of Centrex, Inc. stock will be asked to vote upon the change in domicile of Centrex, Inc., which presently is an Oklahoma corporation, to a Nevada corporation. Centrex, Inc. will be merged with and into Centrex Technologies, Inc., a Nevada corporation, organized by us for the specific purpose of the change of domicile, with the Nevada corporation becoming the surviving corporation. The principal executive office of Centrex Technologies, Inc. is located at 9202 South Toledo Avenue Tulsa, Oklahoma 74137, Telephone (918) 494-2880.

     Effective January 24, 2005, our director approved the change in domicile proposal. A copy of the special resolution authorizing the change of domicile to be voted on by our stockholders is contained in Attachment A.
                                                   ------------

     Our director recommends a vote "FOR" the proposal to reincorporate from Oklahoma to Nevada pursuant to the terms set forth in the Plan of Merger. The affirmative vote of the holders of a majority of the outstanding shares of our stock entitled to vote thereon is necessary for approval of the change in domicile proposal.

CONDITIONS TO THE CHANGE OF DOMICILE; STOCKHOLDER APPROVALS

     The change of domicile is subject to, among other things:

- The approval by our stockholders of the special resolution authorizing the change of domicile (a copy of which is contained in Attachment A) by the
                                                            ------------
     affirmative vote of at least the majority of our common stock issued and outstanding on the record date;

-    The  filing  of articles of merger with the Secretary of State of Oklahoma;
     and

-    The filing of articles of merger with the Secretary of State of Nevada.

     Notwithstanding the requisite stockholder approvals of the change of domicile, our director has reserved the right to terminate or abandon the change of domicile without further stockholder approval if the director determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our stockholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

     We have chosen to change our state of incorporation in order to take advantage of Nevada corporate law which is expected to help us facilitate our corporate actions.

     Under Nevada law, a company can implement a reverse of forward split of the company's authorized, issued and outstanding stock by means of a resolution adopted by its board of directors. Corporations domiciled in Oklahoma are required to obtain approval of their stockholders, as well as directors, in order to implement a split of the issued and outstanding shares of their common stock.

     The ability to implement a split of our authorized, issued and outstanding stock by means of a resolution adopted by our directors is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a stockholders' meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

NO CHANGE IN BUSINESS, MANAGEMENT OR PHYSICAL LOCATION

     The change of domicile will not interrupt the existence of Centrex, Inc. Each share of our common stock will remain issued and outstanding as a share of the common stock of Centrex Technologies, Inc. after the change of domicile from Oklahoma to Nevada. For a summary of certain of the rights of stockholders of Centrex, Inc. before and after the change of domicile, see "Effect of the Change of Domicile on Stockholder Rights."

EXCHANGE OF SHARE CERTIFICATES.

     As soon as practicable on or after the change of domicile, our stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

     After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.

     After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder's instructions for transfer or exchange.

     Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person's rights as a stockholder, as such stockholder's certificates representing common stock following the change of domicile will represent the number of shares of our common stock as an Oklahoma corporation into which such common stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

SECURITIES ACT CONSEQUENCES, RESALES OF OUR COMMON STOCK

     The shares of Centrex, Inc.'s common stock to be issued in exchange for shares of Centrex Technologies, Inc. common stock are not being registered under the Securities Act of 1933 (the "Securities Act"). In that regard, Centrex Technologies, Inc. is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in Centrex Technologies, Inc.'s articles of incorporation which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

     Pursuant to Rule 145 under the Securities Act, the merger of Centrex, Inc. as an Oklahoma corporation into a Nevada corporation and the exchange of our shares of common stock in the Oklahoma corporation into the shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the change of domicile.

     After the merger and change in domicile, Centrex Technologies, Inc. will be a publicly-held company, Centrex Technologies, Inc.'s stock will be listed for trading on the Over the Counter Bulletin Board, and Centrex Technologies, Inc. will file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same types of information that we have previously filed and provided. Stockholders whose common stock was freely tradeable before the merger will continue to have freely tradeable shares of the Centrex Technologies, Inc.'s stock after the merger. Stockholders holding restricted shares of common stock will have shares of Centrex Technologies, Inc.'s stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, when surrendered for replacement certificates representing shares of Centrex Technologies, Inc.'s common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Centrex Technologies, Inc.'s common stock on the date they acquired their shares of Centrex Technologies, Inc.'s common stock. In summary, Centrex Technologies, Inc. and its stockholders will be in the same respective positions under the federal securities laws after the merger as were Centrex, Inc. and its stockholders prior to the merger.

ABANDONMENT OF THE CHANGE IN DOMICILE

     The Plan of Merger may be terminated and the change in domicile abandoned, notwithstanding stockholder approval, by our director at any time before consummation of the change in domicile, if our director determines that in his judgment the change in domicile does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated or the majority stockholder fails to approve the change in domicile, we would remain an Oklahoma corporation.

FEDERAL TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of Centrex Technologies, Inc. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

     This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

- No gain or loss should be recognized by the stockholders of Centrex, Inc. upon conversion of their common stock into common stock of the Nevada company pursuant to the change of domicile;

- The aggregate tax basis of the common stock received by each stockholder of Centrex, Inc. in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

- The holding period of our common stock received by each stockholder of Centrex, Inc. in the change of domicile should include the period during which the stockholder held his common stock converted therefor, provided such common stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

- Centrex, Inc. should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

     Centrex, Inc. has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

VOTE REQUIRED

     The change in domicile must be approved by the vote of the majority of our outstanding stock entitled to vote thereon.

     The director recommends a vote FOR approval of the change in our domicile.

                      CHANGE IN OUR NAME FROM CENTREX, INC.
                                       TO
                           CENTREX TECHNOLOGIES, INC.
                                  (PROPOSAL 3)

     Our director has adopted a resolution seeking stockholder approval to change our name to "Centrex Technologies, Inc." The director believes that this amendment is in our best interests because it will more accurately reflect our planned business model as a technology company with diversified interests. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to surrender their stock certificates and to have new stock certificates reflecting the name change. A copy of the proposed resolution amending our articles of incorporation to change our corporate name is contained in Attachment A hereto.
    -------------

     If the amendment is adopted, it will become effective upon filing of the articles of merger with the Secretaries of State of Nevada and Oklahoma.

VOTE REQUIRED

     The change in our name must be approved by the affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR approval of the change in our name.

                          ELECTION OF THE SOLE DIRECTOR
                          OF CENTREX TECHNOLOGIES, INC.
                                  (PROPOSAL 4)

     At the special meeting, the majority stockholder of Centrex, Inc. will elect the sole director of Centrex Technologies, Inc., the surviving corporation in the merger. One director is to be elected by the majority stockholder until the next annual meeting or until his successors are elected. The nominee receiving the highest number of votes will be elected if a quorum is present and voting. A copy of the special resolution electing the director is contained in Attachment A.
                                                                   ------------

     Our director recommends a vote "FOR" the nominee to the board of directors of Centrex Technologies, Inc. pursuant to the terms set forth in the Plan of Merger.

     Our board of directors currently consists of one member, Jeffrey W. Flannery. Upon the merger and change of domicile, our board of directors will consist of Jeffrey W. Flannery, who is named as the sole director in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, Jeffrey W. Flannery will be our chief operating officer and chairman of the board of directors and Michael Corrigan will be our secretary. See "Management - Executive Officers and Directors."

NOMINEE

     The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office as a director of Centrex Technologies, Inc., a Nevada corporation:

        NAME         AGE                       POSITION                      POSITION HELD SINCE
-------------------  ----  ------------------------------------------------  -------------------

Jeffrey W. Flannery    48  Chief executive officer, chief financial officer          2005
                           and chairman of the board of directors
Michael Corrigan       55  Secretary                                                 2005

     Our executive officers are elected annually by our board of directors.

     Jeffrey W. Flannery is currently director of business development for Centrex, Inc. In the areas of healthcare, Mr. Flannery has an extensive background that includes founder and chief executive officer of Enhanced Information Systems, a company that developed online inventory and information systems for the pharmacy industry. Mr. Flannery also served as vice president of corporate communications for the Center For Special Immunology, CEO of Cielo Broadband Solutions and vice president of marketing for Infotrust Telco. In the area of medical research, Mr. Flannery has held positions at the Sepulveda VA Hospital, the Neuropsychiatric Hospital of UCLA and the Biomedical Research
Laboratory, a joint venture between UCLA, Yale and McGill Universities. Flannery attended UCLA.

     Mr. Corrigan's private legal practice emphasizes general and SEC representation of emerging high technology and other operating companies. During the past 15 years, he has been counsel to private and public companies in a broad range of industries, including computer hardware and software, telecommunications, multimedia, restaurant, entertainment and sporting goods manufacturing. Mr. Corrigan is a member of the California bar, a 1988 graduate of the San Diego LEAD program and sits on the Medical Bioethics Committee of Sharp Memorial Hospital. Mr. Corrigan received his undergraduate degree from the University of Notre Dame, where he majored in finance. He attended the University of Denver where he received both a J.D. and M.B.A. degree.

     Board Meetings and Committees. During our fiscal year ended December 31, 2004, our board of directors held seven meetings, each of which was signified by a consent executed by all of our directors.

     Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this information statement as Attachment E. Since the compensation committee has
                              ------------
been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this information statement as Attachment F. The audit committee will review and evaluate our internal control
------------
functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

     Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of Centrex, Inc. Any such recommendation for the 2006 Annual Meeting of Stockholders should be provided to our corporate secretary by December 31, 2005.

     The policies and procedures with respect to the consideration of such candidates are set forth below:

- The recommended candidate is to be submitted to us in writing addressed to our principal offices in Tulsa, Oklahoma. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act, for submitting stockholder proposals to be included in the Company's annual stockholders' meeting proxy statement.

- The recommendation shall be in writing and shall include the following information: name of candidate; address, phone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our board of directors; and information responsive to the requirements of Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

- The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

- The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

     These procedures do not create a contract between us, on the one hand, and our securities holder(s) or a candidate recommended by our securities holder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

     Director Qualifications Criteria. As minimum qualifications, all candidates must have the following characteristics:

-    The  highest  personal  and  professional  ethics,  integrity  and  values;

- Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

- A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

- A commitment to serve on the board for two years or more at the time of his initial election; and

-    Be between the ages of 30 and 70, at the time of his initial election.

     Process for Identifying and Evaluating Candidates. The nominating committee's process for identifying and evaluating candidates is:

- The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

- The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

- The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

- The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

- The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

- The nominating committee keeps the board informed of the selection progress;

-    The  nominating committee meets to consider and approve final candidate(s);
     and

     The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

COMPENSATION  OF  DIRECTORS

     We do not compensate any of our directors for their services as directors. However, we do reimburse our directors for expenses incurred in attending board meetings.

VOTE  REQUIRED

     When a quorum is present and voting, the one nominee receiving the highest number of votes will be elected to the board of directors of Centrex Technologies, Inc."

     Our director recommends that stockholders vote FOR the one director nominee named above.

   REDUCTION IN THE PAR VALUE OF OUR COMMON AND PREFERRED STOCK FROM $0.001 PER
       SHARE TO $0.00001 PER SHARE UNDER OUR NEW ARTICLES OF INCORPORATION
                                  (PROPOSAL 5)

     Our director has adopted a resolution seeking stockholder approval to amend the par value of our common and preferred stock under our articles of incorporation which will govern us following the merger from $0.001 per share to $0.00001 per share. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the change in the par value. A copy of the proposed resolution amending the par value of our common  and  preferred  stock  is  contained in Attachment A to this information
                                                ------------
statement.

     We believe that a decrease from a par value of $0.001 to $0.00001 per share will provide us with greater flexibility in utilizing our common and preferred shares for various corporate purposes. We also believe that a change to par value of $0.00001 per share will provide us with greater flexibility with respect to the issuance of stock and stock-based compensation.

     Par value is used to designate the lowest value for which a company can sell its stock, and is used in valuing the stock on a company's balance sheet. Historically, the concepts of par value and the stated capital of a corporation were to protect creditors and senior security holders by ensuring that a corporation received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, both Oklahoma and Nevada corporate law permit the issuance of shares without par value. Most newly formed companies, including most of our peers, have no par value or a minimal par value. The proposed change in par value will place us among our peer companies with respect to our par value.

     Furthermore, the reduction in the par value would have no effect on our stockholders' equity as computed according to generally accepted accounting principles and as such equity is shown in our financial statements. The change in the par value would not change the number of authorized shares of our common and preferred stock. However, if the increase in our authorized common and preferred shares under our new articles of incorporation is approved, the number of our authorized common shares will increase to 2,900,000,000 and the number of our authorized preferred shares will increase to 300,000,000. The change in par value will also not affect our outstanding options or employee benefit plans.

     The reduction in the par value of our shares (if approved by the majority stockholder) will result in a reclassification of charges on our balance sheet, shifting values within the "stockholder's equity" category between the "common stock" and "preferred stock" line items and the "additional paid in capital" line item. This reclassification will not affect the net value of the "stockholders' equity" line item, and thus will not affect the overall balance sheet values. The change will not affect our profit and loss statement.

VOTE REQUIRED

     The change in the par value of our common and preferred stock from $0.001 per share to $0.00001 per share must be approved by affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR approval of the change in the par value of our common and preferred stock from $0.001 per share to $0.00001 per share.

           INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                     UNDER OUR NEW ARTICLES OF INCORPORATION
                                  (PROPOSAL 6)

     The director has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, the articles of incorporation which will govern us following the merger and change in domicile. The adoption of the articles of incorporation of Centrex, Inc. will effectively increase the authorized number of shares of our common stock from 250,000,000 to 2,900,000,000. A copy of the proposed resolution approving our articles of incorporation  is  contained  in  Attachment  A  to  this information statement.
                                  -------------

     Authorizing an additional 2,650,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Centrex, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which would be costly and time-consuming.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE  REQUIRED

     The amendment to our articles of incorporation increasing the number of our common shares must be approved by affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR approval of the amendment to our articles of incorporation increasing the number of our common shares.

         INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK
                     UNDER OUR NEW ARTICLES OF INCORPORATION
                                  (PROPOSAL 7)

     The director has determined that it is advisable to increase our authorized preferred stock and has adopted, subject to stockholder approval, the articles of incorporation which will govern us following the merger and change in domicile. The adoption of the articles of incorporation of Centrex, Inc. will effectively increase the authorized number of shares of our preferred stock from 5,000,000 to 300,000,000. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment A to this information
                                                ------------
statement.

     400,000 shares of our preferred stock are currently designated as Series A preferred stock, of which 400,000 shares are issued and outstanding. 4,000,000 shares of our preferred stock are currently designated as

Series B preferred stock, of which 4,000,000 shares are issued and outstanding. 600,000 shares of our preferred stock are currently designated as Series C preferred stock, of which 600,000 shares are issued and outstanding.

     Pursuant to our amended articles of incorporation establishing Series A, B and C preferred stock, each share of our currently issued and outstanding Series A, B and C preferred stock may be converted into one fully paid and nonassessable shares of our common stock. The shares of the Series A preferred stock have no voting rights on any matters submitted to the vote of the holders of our stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to 50 votes of the common stock for each share of the Series B preferred stock held by such stockholder. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to 200 votes of the common stock for each share of the Series C preferred stock held by such stockholder

     The following is a summary of the material matters relating to our preferred stock.

     Authorizing the issuance of 295,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our stockholders, to issue preferred stock from time to time as the board deems necessary. The director believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Centrex, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Centrex, Inc. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock. The increase in the number of our authorized preferred shares is proposed by us in order to ensure sufficient reserves of our preferred stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

VOTE  REQUIRED

     The amendment to our articles of incorporation increasing the number of our authorized preferred shares must be approved by affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR approval of the amendment to our articles of incorporation increasing the number of our authorized preferred shares.

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
             TO IMPLEMENT A ONE FOR UP TO 1,000 REVERSE STOCK SPLIT
                                  (PROPOSAL 8)

     Our director has adopted a resolution to seek stockholder approval for discretionary authority to our board of directors to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the director approved and deemed advisable is up to 1,000 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the board of directors in its discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our director believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our director also believes that stockholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share. The reverse split of the common stock for which the stockholder approval is sought will have no effect on the shares of our preferred stock.

     The director believes that the higher share price that might initially result from the reverse stock split could help generate interest in Centrex, Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 1,000 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT, FRACTIONAL SHARES

     The reverse split would not affect the registration of our common stock under the Exchange Act, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split. However, if the increase in our authorized common shares and the change in par value of our shares under our new articles of incorporation are approved, the number of our authorized common shares will increase to 2,900,000,000 and the par value of our common stock will be changed to $0.00001 per share.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 1,000 reverse split, every 1,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 1,000 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 1,000 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

     Fractional shares which would otherwise be held by the stockholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 1,000 shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 1,000 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, if we elect to implement a one for 250 reverse split, based on the 187,639,794 shares of our common stock outstanding on the record date, and the 250,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 62,360,206 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 187,639,794 to 750,560 shares.

     Based on the 250,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 62,360,206 to 249,249,440 shares.

     If we elect to implement a one for 1,000 reverse split, based on the 187,639,794 shares of our common stock outstanding on the record date, and the 250,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 62,360,206 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 1,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 187,639,794 to 187,640 shares.

     Based on the 250,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 1,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 62,360,206 to 249,812,360 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL  INCOME  TAX  CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE  DATE

     If the proposed reverse split is approved by the stockholders and the director elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our director which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 1,000 shares, or such lesser amount as we may determine on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 1,000 exchange ratio or such other exchange ratio we determine.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

VOTE REQUIRED

     The grant of discretionary authority to our directors to implement a reverse stock split must be approved by affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR the grant of discretionary authority to our directors to implement a reverse stock split.

                             APPROVAL OF STOCK PLANS
                                  (PROPOSAL 9)

     Our majority stockholder intends to approve the following Stock Plans of Centrex, Inc. (the 'Stock Plans"):

     (a) Stock Plan adopted by our directors on July 2, 2004, with 13,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

     (b) Stock Plan adopted by our directors on August 30, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

     (c) Stock Plan for the Year 2005, adopted by our directors on January 11, 2005 with 79,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date, 21,500,000 shares of our common stock have been issued under the Stock Plans.

     The following is a summary of the principal features of the Stock Plans. A copy of the proposed resolution approving the Stock Plans is contained in
Attachment  A  to  this  information  statement.  Copies  of the Stock Plans are
-------------
contained  in  Attachment  B to this information statement.  Any stockholder who
               -------------
wishes to obtain copies of the Stock Plans may also do so upon written request to our corporate secretary at our principal executive offices in Tulsa, Oklahoma.

PURPOSE OF THE STOCK PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Centrex, Inc. and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The Stock Plans were administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, before any reverse splits of our common stock, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans was 698,000,000 plus shares of our common stock that are subject to:

- Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

- An award granted but forfeited or repurchased by Centrex, Inc. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued. At all times, Centrex, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Centrex, Inc. or of a parent or subsidiary of Centrex, Inc.

DISCRETIONARY  OPTION  GRANT  PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following described conditions.

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan shall be delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of exercise; provided that the exercise price of any ISO granted to a Ten Percent Stockholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

     Method of Exercise. Options may be exercised only by delivery to Centrex, Inc. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

- Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- At least six months from the date of termination if termination was caused by death or disability.

- At least 30 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Centrex, Inc., or the parent or any subsidiary of Centrex, Inc.) will not exceed $100,000.00. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

STOCKHOLDER  RIGHTS  AND  OPTION  TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL  PROVISIONS

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of stockholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our stockholders, provided that, to the extent required under Florida law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our stockholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD  OF  STOCK  BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Centrex, Inc. or any parent or subsidiary of Centrex, Inc. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction
Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a stockholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL  TAX  CONSEQUENCES

     Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Centrex, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Centrex, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Centrex, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to
(i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING  TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but, in accordance with Generally Accepted Accounting Principles, we must disclose in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE  REQUIRED

     The Stock Plans must be approved by affirmative vote of the majority of our shares once a quorum is present and voting.

     The director recommends a vote FOR the Stock Plans.

     Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns more than outstanding shares of our preferred stock

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                       COMMON STOCK BENEFICIALLY    PREFERRED STOCK BENEFICIALLY
                                                                OWNED (2)                       OWNED (2)
                                                      ---------------------------  --------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                 NUMBER        PERCENT         NUMBER           PERCENT
----------------------------------------------------  ------------  -------------  ---------------  ---------------

Jeffrey W. Flannery                                              0              0       300,000(4)               75
----------------------------------------------------  ------------  -------------  ---------------  ---------------
                                                                 0              0     4,000,000(5)              100
                                                      ------------                        600,000               100
                                                                                   ---------------
Michael Corrigan
                                                                 0              0               0
                                                      ------------  -------------  ---------------
All directors and officers as a group ( two persons)                                    4,900,000
                                                                                   ===============
Jack Luchese                                                                            100,000(4)               25

____________________
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Centrex, Inc., 9202 South Toledo Avenue, Tulsa, Oklahoma 74137. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 187,639,794. The total number of outstanding shares of our Series A preferred stock is 400,000, the total number of outstanding shares of our Series B preferred stock is 4,000,000 and the total number of outstanding shares of our Series C preferred stock is 600,000.
(3)  Series A Preferred Stock.
(4)  Series B Preferred Stock.
(5)  Series C Preferred Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our Quarterly Report for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and copies of our Quarterly Reports for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004, and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 9202 South Toledo
Avenue,  Tulsa,  Oklahoma  74137,  telephone  (918)  494-2880.

                                        By Order of the Board of Directors,

                                        /s/ Jeffrey W. Flannery

                                        Jeffrey W. Flannery,
                                        CEO and Chairman

                                                                    ATTACHMENT A

                RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF
                                  CENTREX, INC.
                                 (the "Company")

          WHEREAS, it is in the best interests of the Company that it merge with and into Centrex Technologies, Inc., a Nevada corporation, as set forth in that certain Plan of Merger by and between the Company and Centrex Technologies, Inc., in the form contained in Attachment B (the "Plan of
                                                      ------------
     Merger")  to  the  Company's information statement dated February 27, 2005;
     and

          WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into Centrex Technologies, Inc., to exist and be governed by the laws of the State of Nevada; (b) Centrex Technologies, Inc. will be the surviving corporation, (c) the holders of shares of the common stock, par value $0.001 per share, of the Company shall be entitled to receive one share of the common stock, par value $0.00001 per share, of Centrex Technologies, Inc. for every share of the common stock of the Company held by the common stockholders of the Company; and the currently issued one share of the common stock of Centrex Technologies, Inc. will be cancelled;

          NOW, THEREFORE, IT IS RESOLVED, that the Plan of Merger is hereby approved and adopted in all respects; and

          RESOLVED FURTHER, that the change in the Company's domicile from Oklahoma to Nevada is hereby approved in all respects; and

          RESOLVED FURTHER, that the change in the Company's name from "Centrex, Inc." to "Centrex Technologies, Inc." is hereby approved and adopted in all respects; and

          RESOLVED FURTHER, that the sole Director of the Company be, and he hereby is, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein; and

          RESOLVED FURTHER, that Jeffrey W. Flannery is hereby elected as the sole director of Centrex Technologies, Inc., the Nevada corporation which will be the surviving corporation following the merger and the change in domicile; and

          RESOLVED FURTHER, that the change in the par value of the Company's common stock from $0.001 per share to $0.00001 per share under the new articles of incorporation of Centrex Technologies, Inc., the Nevada corporation which will be the surviving corporation, is hereby approved and adopted in all respects; and

          RESOLVED FURTHER, that the increase in the number of authorized shares of common and preferred stock from 250,000,000 to 2,900,000,000 under the new articles of incorporation of Centrex Technologies, Inc., the Nevada corporation which will be the surviving corporation, is hereby approved and adopted in all respects; and

          RESOLVED FURTHER, that the increase in the number of authorized shares of preferred stock from 5,000,000 to 300,000,000 under the new articles of incorporation of Centrex Technologies, Inc., the Nevada corporation which will be the surviving corporation, is hereby approved and adopted in all respects; and

          RESOLVED FURTHER, that the Directors of the Company are hereby given discretionary authority to implement a reverse split of the Company's common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares, at a future date to be determined by the Directors in their discretion within 12 months of the Company's information statement on Schedule 14C; and

          RESO0LVED  FURTHER,  that  the Stock Plans included in Attachment B to
                                                                 ------------
     the Company's information statement on Schedule 14C are hereby approved in all respects; and

          RESOLVED FURTHER, that all issuances of the Company's common stock and options to purchase shares of the Company's common stock pursuant to the provisions of the Stock Plans included in Attachment B to the Company's
                                                   ------------
     information statement on Schedule 14C are hereby ratified in all respects; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                  ATTACHMENT B

                                  STOCK PLANS

                                   LAW OFFICES
                     BERKMAN, HENOCH, PETERSON & PEDDY, P.C.
                100 GARDEN CITY PLAZA, GARDEN CITY, NY 11530-2112

                           TELEPHONE: (516) 222-6200 (X430)
                              FACSIMILE: (516) 222-6209
                               E-MAIL: j.stein@bhpp.com



                                                        June 20, 2004

Thomas Coughlin, President
Centrex, Inc.
9202 South Toledo Avenue
Tulsa, OK 74137

     Re:     Legal Services Agreement
             ------------------------

Dear Mr. Coughlin:

     We are pleased that you wish to continue to engage our firm to perform legal services for Centrex, Inc., (the "Company") pursuant to the terms of the executed retainer agreement of January 23, 2004 (the "Retainer"). This letter (the "Agreement") confirms our mutual understanding solely concerning the payment of fees for this engagement, with the understanding that the Retainer remains in full force and effect except pertaining to the payment of fees for our services rendered hereunder and thereunder.

     You and the Company have agreed that we may rely upon all information that is provided by the Company, or their agents without independent investigation and all such information must be true and correct. Further, you and the Company have agreed that we will not be responsible for a "due diligence" investigation of the factual matters contained in the Company's filings with the SEC.

     As we agreed, given the limited services provided by this firm through May 31, 2004 we have agreed to accept a lesser amount (then as originally provided in the Retainer) for our services rendered through such date of Seven Thousand Five Hundred ($7,500) Dollars. Commencing June 1, 2004 our services will be billed to you at a fee based upon an hourly fee at our prevailing rates. These rates vary depending upon the attorney assigned to the particular task. Currently, these rates vary from $150 for legal assistants, and a low of $225 an hour for junior associates. The principal attorney responsible for the handling of this matter will be Jeffrey M. Stein, partner, whose billing rate for your matter will be $300 per hour. Wherever possible, we will utilize the services of the attorney best suited to the particular task, including associates, to minimize the cost to you.

     The Company will reimburse us for all out-of-pocket expenses incurred in the course of performing legal services. These expenses may include, but are not necessarily limited to, charges for photocopies, telecopies, long distance telephone calls, computerized legal research, attorney travel and overtime expenses, secretarial overtime and related expenses, postage, and courier services. Reimbursable expenses ordinarily will be billed along with our fees, although for larger amounts, we may ask the Company to advance the expenses to us or pay them directly to the third-party supplier because there is often a delay in receiving invoices from third-party suppliers until after the time we submit a bill, we will either issue a supplemental bill for these miscellaneous items or estimate them in our final bill.

     It is agreed that given your representation concerning the cash position of the Company the Company shall pay the fees due this firm in shares of Company Common Stock (with the understanding that the Company shall pay such fees in cash when the Company's cash position permits), with such shares being issued in the name of Jeffrey Stein (for the express benefit of Berkman, Henoch, Peterson & Peddy, P.C.). These shares of the Company's Common Stock are to be registered on the Form S-8 and valued at the market price of the Company's Common Stock.

     You further agree that you, as the Company's sole officer and director, by signing this agreement confirm that all documents provided to our office are true, accurate and correct; and do not contain and misstatements of omissions of any facts necessary to make any filing with the Securities and Exchange Commission not misleading.

     Please indicate your acceptance of the foregoing by singing a copy of this letter below.


                                         Sincerely,



                                         Berkman, Henoch, Peterson & Peddy, P.C.



Acknowledged and agreed as of
the ___ day of June, 2004

Centrex, Inc.



By:_______________________
     Thomas Coughlin
     President

                              CONSULTING AGREEMENT
                              --------------------


This Consulting Agreement ("Agreement") is to be effective as of the 10th day of April 2004, by and between Centrex Corporation ("Company"), with offices located at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137, and James Mahoney ("Consultant") having his principal address at 2424 Evergreen Street, San Diego, CA 92106.

For the purposes of this Agreement, either of the above shall be referred to as a "Party" and collectively as the "Parties".

The Parties hereby agree as follows:


1. APPOINTMENT OF JAMES MAHONEY. Company hereby appoints Consultant and Consultant hereby agrees to render services to Company as a Business Development and Marketing Consultant in the area of application of the SMD technology to therapeutic drug development.

2. SERVICES. During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of product development, sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services to include drug development applications, acquisitions and business opportunities, and shall review and advise the Company regarding its and his overall progress, needs, and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

     (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products, and services as applied to the development of therapeutic drugs;

     (b) The implementation of a marketing program for the technology to enable the Company to broaden the markets for its SMD services and potential applications, and promote the image of the Company and its SMD products and services;

     (c) Advise the Company relative to the recruitment and employment of key scientists and executives consistent with the expansion of operations of the Company.

     (d) Advise and recommendations regarding corporate financing including the structures, terms, and content of bank loans, institutional loans, to finance further SMD development

     TERM. The term ("Term") of this Consulting Agreement shall be for a period of twelve (12) months commencing on the date hereof. The contract will automatically be extended for an additional three (3) months. Either party hereto shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party after the first three (3) months. If terminated for cause the Consultant shall immediately return such prorated amount of shares not yet earned.

3.   COMPENSATION.  See  Attachment  "A".

4. CONFIDENTIALITY. Consultant will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the Term of this Consulting Agreement, any trade secrets or other information designated as confidential by Company which is acquired by Consultant in the course of performing services hereunder. Any financial advice rendered by Consultant pursuant to this Consulting Agreement may not be disclosed in any manner without the prior written approval of Company.

5. INDEMNIFICATION. Company, its agents or assigns hereby agree to indemnify and hold Consultant harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorney's fees, collectively the "Liabilities"), joint and several, arising from the performance of this Consulting Agreement, whether or not Consultant is party to such dispute. This indemnity shall not apply, however, and Consultant shall indemnify and hold Company, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made a final determination that Consultant engaged in gross recklessness and willful misconduct in the performance of its services hereunder.

6. INDEPENDENT CONTRACTOR. Consultant and Company hereby acknowledge that Consultant is an independent contractor. Consultant shall not hold itself out as, nor shall it take any action from which others might infer that it is an agent of or a joint venture of Company.

7. MISCELLANEOUS. This Consulting Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the Parties. This Consulting Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all Parties. This Consulting Agreement shall be governed by the laws of the State of California without reference to the conflict of law principles thereof. In the event of any dispute as to the Terms of this Consulting Agreement, the prevailing Party in any litigation shall be entitled to reasonable attorney's fees.

8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other Parties thereunto entitled at the following addresses, or at such other addresses as a Party may designate by ten days advance written notice to each of the other Parties at the addresses above and to the attention of the persons that have signed below.

9. REPRESENTATIONS AND WARRANTIES. In connection with the acquisition of Shares, the Consultant represents and warrants to the Company, to the best of its/his knowledge, as follows:

          (a) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information which the Consultant has requested.

          (b) Consultant's investment in securities is reasonable in relation to the Consultant's net worth. Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares. Consultant is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933.

          (c) Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.


Please confirm that the foregoing sets forth our understanding by signing the enclosed copy of this Consulting Agreement where provided and returning it to me at your earliest convenience.


All Parties signing below do so with full authority:


PARTY  RECEIVING  SERVICES:                    PARTY  PROVIDING  SERVICES:

CENTREX,  INC.                                 JAMES  MAHONEY,  AN  INDIVIDUAL




____________________________                   ____________________________
Thomas Coughlin JR. M.D, CEO                   James Mahoney, an individual

                                 ATTACHMENT "A"
                                 --------------


PAYMENT FOR SERVICES:


A. For the services rendered and performed by James Mahoney during the term of this Agreement, Company shall, upon acceptance of this Agreement: Pay to James Mahoney twelve million five hundred thousand (12,500,000) free-trading shares of CNEX stock (the "Shares") for twelve (12) months of service. The Shares shall be valued at $.023 per share.



Accepted with full authority:

THOMAS COUGHLIN, JR. M.D.



________________________
CHAIRMAN/CEO

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into effective the 3rd day of April, 2004 by and between Steven C. Dobratz ("Consultant") and Centrex, Inc. ("Company").

     WHEREAS, Consultant is an independent contractor; and

     WHEREAS, the Company desires to engage Consultant and Consultant desires to provide specified general business consulting services not in connection with fund raising activities to the Company on and subject to the terms and conditions set forth herein; and

     NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency are acknowledged, the parties agree as follows:

     1. Engagement. The Company engages Consultant and Consultant accepts the engagement from the Company to perform Cardiologic drug development applications for the Centrex SMD technology for the Company upon the terms and conditions of this Agreement.

     2. Scope of Engagement. Consultant agrees to devote his good faith diligent efforts for the Company to develop strategies and applications in Cardiologic drug development areas for the Centrex SMD Technology and such other duties and tasks as shall be assigned to Consultant from time to time by the Company.

     3. Term of Engagement. This Agreement shall remain in effect for one year from the effective date, unless terminated for cause by prior written notice.

     4.     Compensation.  Consultant  shall be paid the following compensation:

     (a) Fee. $80,000 payable in 4,000,000 shares of common stock of the Company issued at the fair market value of $0.02 per share (the "Shares").

     (b) No Expense Reimbursement. The fee shall cover all out of pocket business expenses incurred in accordance herewith, unless the Company shall approve other expenses on a case by case basis. All expense reimbursements approved by the Company shall be supported by appropriate receipts. The Company shall be entitled to deduct from any payments all federal, state and local income, FICA and other required tax withholdings. Consultant agrees to be solely responsible for all expenses incurred (unless approved for reimbursement by the Company in advance) and all taxes applicable to compensation received pursuant to this Agreement.

     (c) No Employee Benefit. Consultant agrees that Consultant shall have no participation in any employee benefit programs now in effect or hereafter established by the Company, and Consultant shall not be entitled to participate in health, accident, and life insurance programs, vacation benefits, and pension, profit sharing or other employee benefits.


     5. Termination. This Agreement may be terminated for cause by prior notice given by either party. If terminated for cause the Consultant shall immediately return such prorated amount of shares not yet earned.

     6. Independent Contractor. Consultant is an independent contractor and not an employee, partner, joint venturer or other representative of the Company. Consultant is not under the direct or indirect control of the Company. All references in the Agreement to "Consultant" include the Consultant and Consultant's directors, officers, employees and affiliates.

     7. Representations and Warranties. In connection with the acquisition of Shares, the Consultant represents and warrants to the Company, to the best of its/his knowledge, as follows:

          (a) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information which the Consultant has requested.

          (b) Consultant's investment in securities is reasonable in relation to the Consultant's net worth. Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares. Consultant is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933.

          (c) Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

     8.   Miscellaneous.

     (a) Notices. Any notice, request, demand or other communication required to be made or which may be given to either party hereto shall be delivered by certified U.S. mail, postage prepaid, to that party's attention at the address set forth below or at such other address as shall be changed from time to time by giving notice hereunder.

     (b) Entire Agreement. This document constitutes the complete and entire employment agreement between the parties hereto with reference to the subject matters hereof. No statement or agreement, oral or written, made prior to or at the signing hereof, and no prior course of dealing or practice by either party shall vary or modify the written terms hereof.

     (c) Headings. The headings and captions contained in this Agreement are for ease and convenience of reference only and shall not be deemed for any purpose to affect the substantive meaning of the rights and duties of the parties hereto in any way.

     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (e) Counterparts. This Agreement may be executed in multiple counterparts, each of which has the same text and each of which shall be deemed an original for all purposes, but together they constitute one single and the same agreement.

     (f) Amendments. This Agreement may be amended only by a written document signed by the parties and stating that the document is intended to amend this Agreement.

     (g) Applicable Law. This Agreement shall be governed by and construed in accordance with Oklahoma law.

     (h) Resolution of Disputes. The parties agree to resolve all disputes arising under or in connection with this Agreement by final and binding arbitration, which either party may initiate 60 days after the parties have failed to reach a mutually acceptable agreement after negotiating in good faith to do so. The arbitration shall be conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association, held in Tulsa, OK.

     (i) Additional Documents. The parties hereto shall enter into and execute such additional agreements, understandings, documents or instruments as may be necessary to implement the intent of this Agreement.

     (j) Cumulative Remedies. The remedies of the parties as set forth herein are cumulative and may be exercised individually or together with one or all other remedies, and are not exclusive but instead are in addition to all other rights and remedies available to the parties at law or in equity.

     (k) Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     (l) Waiver. The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such party's right to thereafter enforce such provision or to enforce any other provision at any time.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed effective as of the 3rd day of April, 2004.



                                             CENTREX, Inc.


____________________________________         BY:_______________________________
Steven C. Dobratz, M.D. Individually            Thomas R. Coughlin, Jr., M.D.
                                                CEO

                                  CENTREX, INC.
                EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2005

     1.     General Provisions.
            ------------------

     1.1    Purpose.  This  Stock  Incentive  Plan  (the  "Plan") is intended to
            -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Centrex, Inc., an Oklahoma corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2    Administration.
            --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Oklahoma law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3    Eligibility  and  Participation.  The  Employees eligible under this
            -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4    Shares  Subject  to  this  Plan. The maximum number of shares of the
            -------------------------------
Common Stock that may be issued pursuant to this Plan shall be 64,000,000, subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Centrex, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Centrex, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005.

     2.     Provisions Relating to Stock Options.
            ------------------------------------

     2.1    Grants  of  Stock Options.  The Committee may grant Stock Options in
            -------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2    Purchase  Price.  The  purchase  price  (the  "Exercise  Price")  of
            ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3    Option Period.  The  Stock Option period (the "Term") shall commence
            -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange

Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4    Exercise of Options.
            -------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5    Continuous  Employment.  Except  as provided in Paragraph 2.7 below,
            ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6    Restrictions  on  Transfer.  Each  Stock  Option  granted under this
            --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7    Termination of Employment.
            -------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3  For purposes of this Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions Relating to Awards.
            -----------------------------

     3.1    Grant  of  Awards.  Subject  to  the  provisions  of  this Plan, the
            -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)   The conviction of the Employee of a felony; or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2    Incentive  Agreements.  Each  Award granted under this Plan shall be
            ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3    Amendment,  Modification  and Waiver of Restrictions.  The Committee
            ----------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4    Terms and Conditions of Awards.  Upon  receipt of an Award of shares
            ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous Provisions.
            -------------------------

     4.1    Adjustments Upon Change in Capitalization.
            ------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2    Withholding Taxes.  The  Company shall have the right at the time of
            -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3    Relationship  to  Other  Employee Benefit Plans.  Stock  Options and
            -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4    Amendments and Termination.  The  Board of Directors may at any time
            --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5    Successors  in  Interest.  The  provisions  of  this  Plan  and  the
            ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6    Other  Documents.  All  documents prepared, executed or delivered in
            ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7    Fairness  of  the  Repurchase Price.  In  the event that the Company
            -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8    No  Obligation  to  Continue  Employment.  This  Plan and the grants
            ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9    Misconduct  of an Employee.  Notwithstanding  any other provision of
            --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10   Term  of  Plan.  No  Stock  Option  shall  be  exercisable, or Award
            --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 11, 2005. No Stock Options or Awards may be granted under this Plan after January 11, 2015.

     4.11   Governing  Law.  This  Plan  and  all actions taken thereunder shall
            --------------
be governed by, and construed in accordance with, the laws of the State of Oklahoma.

     4.12   Assumption  Agreements.  The  Company  will  require each successor,
            ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13   Compliance  with  Rule  16b-3.  Transactions  under  this  Plan  are
            ------------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14   Information to Shareholders.  The Company  shall  furnish to each of
            ----------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 11, 2005.

                         CENTREX, INC.



                         By /s/ Thomas R. Coughlin, Jr., MD
                            -----------------------------------------------
                            Thomas R. Coughlin, Jr., MD, Chief Executive Officer

                                  CENTREX, INC.
           NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                                FOR THE YEAR 2005


     1.     Introduction.  This  Plan  shall  be  known  as  the  "Centrex, Inc.
            ------------
Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Centrex, Inc., an Oklahoma corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective January 11, 2005 (the "Effective Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.    General  Restrictions.
            ---------------------

            (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                  (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

            (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.    Shares Available.  The maximum number of shares of the Common Stock
            ----------------
which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 15,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Centrex, Inc. Employee Stock Incentive Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Centrex, Inc. Employee Stock Incentive Plan for the Year 2005.

     12.    Adjustments; Change of Control.
            ------------------------------

            (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

            (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

            (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

            (d) For purposes of this Plan, Change of Control shall mean any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding

Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company,
(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                  (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.    Administration; Amendment and Termination.
            -----------------------------------------

            (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

            (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Oklahoma law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.    Restrictions  on  Transfer.  Each  Stock  Option  granted under this
            --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.    Term  of  Plan.  No  shares  of  the  Common  Stock shall be issued,
            --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 11, 2005, and shall expire on January 11, 2015.

     16.    Governing Law.  This  Plan and all actions taken thereunder shall be
            -------------
governed by, and construed in accordance with, the laws of the State of Oklahoma.

     17.    Information  to Shareholders.  The  Company shall furnish to each of
            ----------------------------
its stockholders financial statements of the Company at least annually.

     18.    Miscellaneous.
            -------------

            (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

            (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 11, 2005.

                         CENTREX, INC.



                         By /s/ Thomas R. Coughlin, Jr., MD
                            ------------------------------------------------
                            Thomas R. Coughlin, Jr., MD, Chief Executive Officer

                                  ATTACHMENT C

                                 PLAN OF MERGER

                      PLAN AND AGREEMENT OF MERGER BETWEEN
                                  CENTREX, INC.
                            (AN OKLAHOMA CORPORATION)
                                       AND
                            CENTREX TECHNOLOGIES, INC
                             (A NEVADA CORPORATION)

     CENTREX INC., an Oklahoma corporation ("Centrex") and CENTREX TECHNOLOGIES, INC., a Nevada corporation ("Centrex Technologies"), hereby agree as follows:

     1.     Plan  Adopted.  A  plan  of  merger  merging  Centrex  with and into
            -------------
Centrex Technologies (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Section 18-1081of the Oklahoma Statutes and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) Centrex shall be merged with and into Centrex Technologies, to exist and be governed by the laws of the State of Nevada.

          (b) Centrex Technologies shall be the Surviving Corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of Centrex shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Centrex and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

          (e) The Surviving Corporation will carry on business with the assets of Centrex as well as the assets of Centrex Technologies.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Section 1091 of the Oklahoma General Corporation Act.

          (g) The stockholders of Centrex will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of Centrex surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the date of the filing of Articles of Merger for Centrex and Centrex Technologies in the States of Oklahoma and Nevada.

     3.     Submission  to Stockholders.  This Plan of Merger shall be submitted
            ---------------------------
for approval separately to the stockholders of Centrex and Centrex Technologies in the manner provided by the laws of the States of Oklahoma and Nevada.

     4.     Manner  of  Exchange.  On  the  Effective  Date, the stockholders of
            --------------------
Centrex shall surrender their stock certificates to Centrex in exchange for shares of the Surviving Corporation to which they are entitled.

     5.     Basis  of  Exchange.  The  holders  of  shares  of the common stock,
            -------------------
$0.001 par value per share, of Centrex shall be entitled to receive, in exchange for all the outstanding stock of Centrex, an amount of stock so that after the issuance thereof, such holders of Centrex will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.00001 per share.

     6.     Shares of the Surviving Corporation Held by the Current Stockholders
            --------------------------------------------------------------------
of Centrex Technologies.  The one presently  outstanding  share  of  the  common
-----------------------
stock of Centrex Technologies will be cancelled.

     7.     Directors  and  Officers.
            ------------------------

          (a) The present Board of Directors of Centrex shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Centrex shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.     Articles of Incorporation.  The Articles of Incorporation of Centrex
            -------------------------
Technologies, existing on the Effective Date and reflecting the change of the corporate name to Centrex Technologies and other provisions, a copy of which are attached hereto as Exhibit A and incorporated herein for all purposes, shall
                      ----------
continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Bylaws.  The  Bylaws  of Centrex Technologies, Inc., existing on the
            ------
Effective  Date,  a  copy  of  which  is  attached  hereto  as  Exhibit  B  and
                                                                ----------
Incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     10.     Copies  of the Plan of Merger.  A copy of this Plan of Merger is on
             -----------------------------
file at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137, the principal offices of Centrex, and 9202 South Toledo Avenue, Tulsa, Oklahoma 74137, the principal offices of Centrex Technologies. A copy of this Plan of Merger will be furnished to any stockholder of Centrex or Centrex Technologies, on written request and without cost.

     11.     Contractual  Consents  Needed.  The  parties to this Plan of Merger
             -----------------------------
shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     12.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Centrex, addressed to Jeffrey W. Flannery at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137; and if to Centrex Technologies, addressed to Jeffrey W. Flannery at 9202 South Toledo Avenue, Tulsa, Oklahoma 74137.

     13.     Legal  Construction.  In  case  any  one  or more of the provisions
             -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     14.     Benefit.  All the terms and provisions of this Plan of Merger shall
             -------
be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     15.     Law Governing.  This Plan of Merger shall be construed and governed
             -------------
by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Nevada.

     16.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     17.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     19.     Construction.  Whenever  used  herein,  the  singular  number shall
             ------------
include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     20.     Multiple  Counterparts.  This Plan of Merger may be executed in one
             ----------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,  the  parties  have  executed  this Plan of Merger on
_____________.

                                         CENTREX, INC.



                                         By ____________________________________
                                            Jeffrey W. Flannery,
                                            Chief Executive Officer



                                         CENTREX TECHNOLOGIES, INC.



                                         By ____________________________________
                                            Jeffrey W. Flannery,
                                            Chief Executive Officer



Attachments:
-----------
Exhibit A - Articles of Incorporation of Centrex Technologies, Inc. Exhibit B - Bylaws of Centrex Technologies, Inc.

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                           CENTREX TECHNOLOGIES, INC.,
                              A NEVADA CORPORATION

          DEAN HELLER
          SECRETARY OF STATE                               Entity #
[GRAPHIC  206 NORTH CARSON STREET                          E0001452005-3
OMITTED]  CARSON CITY, NEVADA 89701-4299                   Document Number:
          (775) 684 5708                                   20050004382-14
          WEBSITE: SECRETARYOFSTATE.BIZ

                                                           Date Filed:
---------------------------------------------------        1/31/2005 11:29:46 AM
                                                           In the office of
            ARTICLES OF INCORPORATION                      /s/ Dean Heller
              (PURSUANT TO NRS 78)
                                                           Dean Heller
---------------------------------------------------        Secretary of State


   IMPORTANT READ ATTACHED INSTRUCTIONS       ABOVE SPACE IS FOR OFFICE USE ONLY
   BEFORE COMPLETING FORM.

<CAPTIONS>
-----------------------------------------------------------------------------------------------------------------------
1.  Name of                       -------------------------------------------------------------------------------------
    --------                      CENTRES TECHNOLOGIES, INC.
    Corporation:                  -------------------------------------------------------------------------------------
    ------------
-----------------------------------------------------------------------------------------------------------------------
2.  Resident Agent                -------------------------------------------------------------------------------------
    --------------                Capitol Corporate Services, Inc.
    Name and Street               -------------------------------------------------------------------------------------
    ---------------               Name
    Address:                      ----------------------------------------------  -------------            ------------
    --------                      202 South Minnesota                             Carson City    NEVADA    89703
    (must be a Nevada address     ----------------------------------------------  -------------            ------------
    -------------------------     Street Address                                     City                   Zip Code
    where process may be          ----------------------------------------------  -------------  --------  ------------
    --------------------
    served)                       ----------------------------------------------  -------------  --------  ------------
    -------                       Optional Mailing Address                           City         State     Zip Code

-----------------------------------------------------------------------------------------------------------------------
3.  Shares:
    -------
    (number of shares
    -----------------
    corporation
    -----------                   Number of shares ------------------              ---------  Number of shares   ------
    authorized to issue           with par value:  3,200,000,000        Par value$ 0.00001    without par value: N/A
    -------------------                            ------------------              ---------                     ------
-----------------------------------------------------------------------------------------------------------------------
4.  Names &                           ---------------------------------------------------------------------------------
    -------                       1.   Jeffrey W. Flannery
    Addresses                         ---------------------------------------------------------------------------------
    ---------                          Name
    Of Board of                   ----------------------------------------------  -------------  --------  ------------
    -----------                   9202 South Toledo Avenue                        Tulsa          Oklahoma  74137
    Directors/Trustees:           ----------------------------------------------  -------------  --------  ------------
    -------------------           Street Address                                     City         State     Zip Code
    (attach additional page           ---------------------------------------------------------------------------------
    -----------------------       2.
    there is more that 3              ---------------------------------------------------------------------------------
    --------------------               Name
    directors/trustees            ----------------------------------------------  -------------  --------  ------------
    ------------------
                                  ----------------------------------------------  -------------  --------  ------------
                                  Street Address                                     City         State     Zip Code
                                      ---------------------------------------------------------------------------------
                                  3.
                                      ---------------------------------------------------------------------------------
                                       Name
                                  ----------------------------------------------  -------------  --------  ------------

                                  ----------------------------------------------  -------------  --------  ------------
                                  Street Address                                     City         State     Zip Code

-----------------------------------------------------------------------------------------------------------------------
5.  Purpose:                      The purpose of this Corporation shall be:
    --------                      -------------------------------------------------------------------------------------
    (optional-see instructions)
    ---------------------------   -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
6.  Names, Address                -------------------------------------------  ----------------------------------------
    --------------                Norman T. Reynolds, Esq.                      /s/ Norman T. Reynolds
    and Signature of              -------------------------------------------  ----------------------------------------
    ----------------              Name                                         Signature
    Incorporator.                 ----------------------------------------------  -------------  --------  ------------
    -------------                 815 Walker St., Suite 1250                      Houston        Texas     77002
    (attach additional page       ----------------------------------------------  -------------  --------  ------------
    -----------------------       Address                                           City          State     Zip Code
    there is more that 1
    --------------------
    incorporator)
    -------------
-----------------------------------------------------------------------------------------------------------------------
7.  Certificate of
    --------------                I hereby accept appointment as Resident Agent for the above named corporation.
    Acceptance of                                                                              ---------------
    -------------                 /s/ Lee Ann Brooks                                            1-31-2005
    Appointment of                --------------------------------------                       ---------------
    --------------                Authorized Signature of R.A. or On Behalf of R.A. Company     Date
    Resident Agent:
    ---------------
                                  -------------------------------------------------------------------------------------

      This form must be accompanied by appropriate fees.
      See attached fee schedule.

                                 Nevada Secretary of State Form 78 ARTICLES 2003
                                                            Revised on: 09/29/03

                   CONTINUATION FOR ARTICLES OF INCORPORATION
                                      FOR
                           CENTREX TECHNOLOGIES, INC.
                                (the "Company")

                                  CAPITAL STOCK


     1.     Authorized Stock.  The total number of shares  of  stock  which  the
            ----------------
Company shall have authority to issue is 3,200,000,000, consisting of 2,900,000,000 shares of common stock, par value $0.00001 per share (the "Common Stock"), and 300,000,000 shares of preferred stock, par value $0,00001 per share (the "Preferred Stock").

     2.     Preferred Stock. The Preferred Stock may be issued from time to time
            ---------------
in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the  series.

          (d)     The  dates  at  which  dividends,  if  any,  shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special

     3.     Common Stock. The Common Stock shall be subject to the express terms
            ------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock.

The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.     Voting Rights.  Except as  may  be  provided  in  these  Articles of
            -------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock stall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.     Denial of Preemptive Rights.  No stockholder of the  Company  shall,
            ---------------------------
by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                ELECTION OF DIRECTORS

     1.     Number.  The number of directors constituting the  initial  Board of
            ------
Directors is one. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Vacancies.  Except as otherwise provided for  herein,  newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.     Removal of Directors.  Except as otherwise provided in any Preferred
            --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                            MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

                            LIMITATION OF LIABILITY

     Except as otherwise provided to the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or Emit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under
Section  78.300  of  the  NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                INDEMNIFICATION

     1.     Discretionary  Indemnification.  (a)  The  Company may indemnify any
            ------------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or
(ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.     Determination of Discretionary Indemnification.   Any discretionary
            ----------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)     By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3.  Mandatory  Indemnification.  To  the  extent  that a director, officer,
         --------------------------
employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.     Non-Exclusivity.  The indemnification and  advancement  of  expenses
            ---------------
authorized in or ordered by a court pursuant to this Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.     Insurance.   The Company may purchase and maintain insurance or make
            ---------
other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                        AMENDMENT OF CORPORATE DOCUMENTS

     1.     Articles  of  Incorporation.   Whenever  any  vote of the holders of
            ---------------------------
voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.     Bylaws.  In  addition  to  any affirmative vote required by law, any
            ------
change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                    EXISTENCE

     The Company is to have perpetual existence.

                                    EXHIBIT B
                                    BYLAWS OF
                           CENTREX TECHNOLOGIES, INC.,
                              A NEVADA CORPORATION

                                    BYLAWS OF
                           CENTREX TECHNOLOGIES, INC.


                                    ARTICLE I
                                     OFFICES

     1.1.      Resident  Office.  The  resident  office of Centrex Technologies,
               ----------------
Inc. (the "Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2.      Other  Offices.  The  Company may also have offices at such other
               --------------
places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1.      Place  of Meetings.  Meetings of the Company's stockholders shall
               ------------------
be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2.      Annual  Meeting.  An  annual meeting of the stockholders, for the
               ---------------
election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3.      Special  Meetings.  Subject  to  the rights of the holders of any
               -----------------
series of the Company's preferred stock (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4.      Notice  of  Meeting.  Written  or printed notice of all meetings,
               -------------------
stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5.      Registered  Holders of Shares; Closing of Share Transfer Records;
               -----------------------------------------------------------------
and  Record  Date.
-----------------

               (a)  Registered  Holders  as  Owners.  Unless  otherwise provided
                    -------------------------------
under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

               (b)  Record  Date.  For  the  purpose of determining stockholders
                    ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6.      Quorum  of  Stockholders; Adjournment.  Unless otherwise provided
               -------------------------------------
in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7.      Voting  by  Stockholders.
               ------------------------

               (a)  Voting  on  Matters  Other  than  the Election of Directors.
                    -----------------------------------------------------------
With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

               (b)  Voting  in  the  Election  of  Directors.  Unless  otherwise
                    ----------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

               (c)  Consents  in  Lieu  of Meeting.  Pursuant to the Articles of
                    ------------------------------
Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

               (d)  Other.  The  Board  of  Directors, in its discretion, or the
                    -----
officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.      Business  to  be  Conducted  at  Annual  or  Special  Stockholder
               -----------------------------------------------------------------
Meetings.  At  any annual or special meeting of stockholders, only such business
--------
shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9.      Proxies.  Each  stockholder  entitled  to  vote  at  a meeting of
               -------
stockholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10.     Approval  or  Ratification  of Acts or Contracts by Stockholders.
               ----------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                   ARTICLE III
                                    DIRECTORS

     3.1.      Powers,  Number,  Classification  and  Tenure.
               ---------------------------------------------

               (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

               (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2.      Qualifications.  Directors  need not be residents of the State of
               --------------
Nevada  or  stockholders  of  the  Company.

     3.3.      Place  of  Meeting;  Order  of  Business.  Except  as  otherwise
               ----------------------------------------
provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4.      Regular  Meetings.  Regular  meetings  of  the Board of Directors
               -----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5.      Special  Meetings.  Special  meetings  of  the Board of Directors
               -----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6.      Attendance at and Notice of Meetings.  Written notice of the time
               ------------------------------------
and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7.      Quorum  of  and Action by Directors.  A majority of the directors
               -----------------------------------
in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8.      Board  and  Committee Action Without a Meeting.  Unless otherwise
               ----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.      Board  and  Committee  Telephone  Meetings.  Subject  to  the
               ------------------------------------------
provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10.     Compensation.  Directors  shall  receive  such  compensation  for
               ------------
their services as shall be determined by the Board of Directors.

     3.11.     Removal.  Directors  may be removed from office in the manner set
               -------
forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12.     Committees  of  the  Board  of  Directors.
               -----------------------------------------

               (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

               (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

               (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

               (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

               (e)  Executive  Committee.  The  Board of Directors may create an
                    --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

               (f)  Audit Committee.  The Board of Directors may create an Audit
                    ---------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as members of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

               (g)  Nominating  Committee.  The  Board of Directors may create a
                    ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

               (h)  Compensation Committee.  The Board of Directors may create a
                    ----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1.      Designation.  The  officers  of  the  Company  shall consist of a
               -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2.      Chairman  of  the  Board.  The Chairman of the Board shall be the
               ------------------------
Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, or in the event that a President has not been elected, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3.      President.  The President shall be the Chief Operating Officer of
               ---------
the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, or in the event that a Chairman of the Board has not been elected, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4.      Chief  Operating  Officer.  As  the  Chief Operating Officer, the
               -------------------------
President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5.      Vice  President.  The  Board  of  Directors may appoint such Vice
               ---------------
Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6.      Chief  Financial  Officer.  The  Chief Financial Officer shall be
               -------------------------
the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7.      Secretary.  The  Secretary shall attend the meetings of the Board
               ---------
of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8.      Treasurer.  The Treasurer shall have the custody of the Company's
               ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.      Controller.  The  Controller,  if  there  is  one, shall maintain
               ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

     5.1.      Certificates  for  Shares.  The  certificates  for  shares of the
               -------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2.      Multiple Classes of Stock.  As the Company is authorized to issue
               -------------------------
more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3.      Transfer  of Shares.  The shares of stock of the Company shall be
               -------------------
transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4.      Ownership  of  Shares.  As  the  Company is entitled to treat the
               ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5.      Regulations Regarding Certificates.  The Board of Directors shall
               ----------------------------------
have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6.      Lost  or  Destroyed  Certificates.  The  Board  of  Directors may
               ---------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.      General.  The  Company  shall  indemnify its directors, officers,
               -------
employees, agents and others as provided in the Articles of Incorporation.

     6.2.      Request  for Indemnification.  A party requesting indemnification
               ----------------------------
(the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.      Extension  of Rights.  No amendment, alteration or repeal of this
               --------------------
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4.      Insurance and Subrogation.  The Company shall not be liable under
               -------------------------
the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5.      Severability.  If  any provision or provisions of this Article VI
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6.      Notices.  Promptly  after  receipt by the Indemnitee of notice of
               -------
the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.      Contractual  Rights.  The  right  to  be  indemnified  or  to the
               -------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1.      Bylaw Amendments.  These Bylaws may be amended as provided in the
               ----------------
Articles  of  Incorporation.

     7.2.      Books  and  Records.  The Company shall keep books and records of
               -------------------
account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3.      Notices; Waiver of Notice.  Whenever any notice is required to be
               -------------------------
given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4.      Resignations.  Any  director  or  officer may resign at any time.
               ------------
Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5.      Seal.  The seal of the Company shall be in such form as the Board
               ----
of  Directors  may  adopt.

     7.6.      Fiscal  Year.  The fiscal year of the Company shall be determined
               ------------
by a resolution adopted by the Board of Directors.

     7.7.      Facsimile  Signatures.  In addition to the provisions for the use
               ---------------------
of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8.      Reliance upon Books, Reports and Records.  Each director and each
               ----------------------------------------
member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1.      Adoption.  These Bylaws were adopted by the Board of Directors as
               --------
of  January  31,  2005.

                                  ATTACHMENT D

                            SECTION 1091 OF THE OGCA

                             TITLE 18. CORPORATIONS


Oklahoma Statutes Citationized
   Title 18. Corporations
     Chapter 22
       Oklahoma General Corporation Act
         Section 1091
Cite as: O.S. Sec., __ __
--------------------------------------------------------------------------------


                                APPRAISAL RIGHTS

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of
Section 1081, other than a merger effected pursuant to subsection G of Section 1081, and Section 1082, 1086, 1087, 1090.1 or 1090.2 of this title.

2. a. No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

(1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(2) held of record by more than two thousand holders.

No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of
Section 1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Section 1081, 1082, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D. Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of
Section 1073 or 1083 of this title, either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within ten (10) days thereafter shall notify each of the holders of any class or series of stock of the constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of the constituent corporation, and shall include in the notice a copy of this section. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation.

Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

b. the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within ten
(10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

HISTORICAL DATA

--------------------------------------------------------------------------------

Added by Laws 1986, c. 292, Sec. 91, eff. November 1, 1986; Amended by Laws 1987, c. 146, Sec. 7, operative November 1, 1987; Amended by Laws 1988, c. 323, Sec. 19, eff. November 1, 1988; Amended by Laws 1990, c. 328, Sec. 6, eff. September 1, 1990; Amended by Laws 1998, c. 422, Sec. 21, eff. November 1, 1998 (superseded document available); Amended by Laws 2004, SB 1511, c. 255, Sec. 29,
 -----------------------------
eff. November 1, 2004 (superseded document available).
                       -----------------------------

--------------------------------------------------------------------------------
CITATIONIZER(C) SUMMARY OF DOCUMENTS CITING THIS DOCUMENT
--------------------------------------------------------------------------------

OKLAHOMA COURT OF CIVIL APPEALS CASES

Cite                           Name                                       Level
1992 OK CIV APP 129, 849 P.2d  Woolf v. Universal Fidelity Life Ins. Co.  Discussed at Length
-----------------------------  -----------------------------------------
1093, 64 OBJ 1114,
------------------

OKLAHOMA STATUTES CITATIONIZED, TITLE 18. CORPORATIONS

Cite            Name                                         Level
18 O.S. 1090.,  Share Acquisitions By Domestic Corporations  Discussed at Length
--------------  -------------------------------------------


--------------------------------------------------------------------------------
CITATIONIZER: TABLE OF AUTHORITY
--------------------------------------------------------------------------------

OKLAHOMA STATUTES CITATIONIZED, TITLE 18. CORPORATIONS

  Cite           Name                                                                      Level
18 O.S. 1073,    Consent of Shareholders in Lieu of Meeting                                Discussed
-------------    ------------------------------------------
18 O.S. 1081,    Merger or Consolidation of Domestic Corporations                          Discussed at Length
-------------    ------------------------------------------------
18 O.S. 1082,    Merger or Consolidation of Domestic and Foreign Corporations; Service     Discussed
-------------    ---------------------------------------------------------------------
                 of Process Upon Surviving or Resulting Corporation
                 --------------------------------------------------
18 O.S. 1083,    Merger of Parent Corporation and Subsidiary or Subsidiaries               Discussed
-------------    -----------------------------------------------------------
18 O.S. 1086,    Merger or Consolidation of Domestic Stock and Nonstock Corporations       Discussed
-------------    -------------------------------------------------------------------
18 O.S. 1087,    Merger or Consolidation of Domestic and Foreign Stock and                 Discussed
-------------    ---------------------------------------------------------
                 Nonstock Corporations
                 ---------------------
18 O.S. 1090.1,  Share Acquisitions By Domestic Corporations                               Discussed
---------------  -------------------------------------------
18 O.S. 1090.2,  Merger or Consolidation of Domestic Corporation and Limited Partnership   Discussed
---------------  -----------------------------------------------------------------------

                                                                    ATTACHMENT E

                      CHARTER OF THE COMPENSATION COMMITTEE

     1.     Committee Composition.  The Compensation Committee (the "Committee")
            ---------------------
of the Board of Directors (the "Board") of Centrex, Inc., a Nevada corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

     2.     Functions  and  Authority.  The  operation  of the Committee will be
            -------------------------
subject to the Certificate of Incorporation of the Company and applicable Nevada laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

          (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the members of the management of the Company as may be required under Nevada law, and advise and consult with the president or chief executive officer regarding the compensation scheme for all executive officers.

          (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

          (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the president or chief executive officer and all plan participants who may be deemed "officers" for purposes of Section 16 of the Securities Exchange Act, as amended.

          (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

          (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

          (f) To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

          (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

          (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the president or chief executive officer.

          (i) To administer the annual performance review of the president or chief executive officer which is to be completed by the full Board. The
Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the president or chief executive officer.

          (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

          (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

          (l) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

     3.     Meetings.  The Committee will hold regular meetings each year as the
            --------
Committee may deem appropriate. The president, chief executive officer and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

     4.     Minutes  and  Reports.  The  Committee  will  keep  minutes  of each
            ---------------------
meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

                                        By Order of the Board of Directors,

                                        /s/ Jeffrey W. Flannery

                                        Jeffrey W. Flannery,
                                        CEO and Chairman

                                                                    ATTACHMENT F

                         CHARTER OF THE AUDIT COMMITTEE

     1.     Audit  Committee  Purpose.  The  Audit  Committee  of  the  Board of
            -------------------------
Directors of Centrex, Inc., a Nevada corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          (a) Monitor the integrity of the Company's financial reporting process.

          (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

          (c) Monitor the independence and performance of the Company's independent auditors.

          (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     2.     Audit  Committee  Composition and Meetings.  Audit Committee members
            ------------------------------------------
shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit
                                         -----------
Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

     3.   Audit  Committee  Responsibilities  and  Duties.
          -----------------------------------------------

          (a)     Review  Procedures.
                  ------------------

               (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

               (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

               (iii) In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

          (b)     Independent Auditors.
                  --------------------

               (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

               (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

               (iii) On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

               (iv) Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

               (v) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

               (vi) Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     4.     Legal  Compliance.  On  at  least  an  annual basis, review with the
            -----------------
Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     5.     Other  Audit  Committee  Responsibilities.
            -----------------------------------------

          (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

          (c)     Maintain  minutes  of  meetings and periodically report to the
                                                  ---
Board of Directors on significant results of the foregoing activities.

          (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (e) Periodically perform self-assessment of audit committee performance.

          (f) Review financial and accounting personnel succession planning within the Company.

          (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                        By Order of the Board of Directors,

                                        /s/ Jeffrey W. Flannery

                                        Jeffrey W. Flannery,
                                        CEO and Chairman

                                                                      APPENDIX 1
                                  CENTREX, INC.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

     1. To be considered independent, a member of the Audit Committee cannot:

          (a) Have been an employee of the Company or its affiliates within the last three years;

          (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

          (d) Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

          (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

     2. Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.